UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 11, 2014

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)
000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)
(805) 369-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

Heritage Oaks Bancorp is scheduled to meet with investors at the Sandler O’Neil 2014 West Coast Financial Services Conference in Phoenix, Arizona on March 11, 2014.

A copy of the information in the investor presentation is included as Exhibit 99.1. This Form 8-K and the information included as exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The furnishing of information in this report is not intend to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of December 31, 2013, and the Company does not assume any obligations to update such information in the future.

ITEM 9.01 FINANCIALS STATEMENTS AND EXHIBITS.

99.1 The Company’s presentation to investors to be presented on March 11, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this notice to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2014
Heritage Oaks Bancorp

By:	/s/ William Raver

Corporate Secretary

Exhibit Index

Exhibit Number	Description
99.1	CEO Lagomarsino’s PowerPoint Presentation to be presented to investors on March 11, 2014.